EXHIBIT 32

                                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Russian Athena, Inc.
(the  "Company)  on Form 10-KSB for the year ended June 30, 2004,  Jehu
Hand hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

            (1)   The annual  report fully complies with the  requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

            (2) The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jehu Hand

Jehu Hand
Chief Executive Officer and
Chief Financial Officer
(principal executive and financial officer
November 30, 2004